UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Worldwide Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Worldwide Growth Fund, Inc. (formerly, Dreyfus Worldwide Growth Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018, through October 31, 2019, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Worldwide Growth Fund, Inc.’s (formerly, Dreyfus Worldwide Growth Fund) Class A shares produced a total return of 17.44%, Class C shares returned 16.58%, Class I shares returned 17.71% and Class Y shares returned 17.80%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a 12.69% total return.2

Global equities advanced during the reporting period, amid slowing economic prospects but still-healthy corporate earnings. The fund outperformed the Index, supported by the net effects of stock selection and economic sector allocation.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. These are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio manager first identifies economic sectors that he believes will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio manager then seeks companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. Under normal circumstances, at least 40% of the fund’s assets will be invested in companies that have significant exposure to the economies of countries other than the United States. The fund also invests in U.S. dollar-denominated American depositary receipts.

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund’s trading costs and minimize tax liability by limiting the distribution of capital gains.3

Markets Rebound as Central Banks Ease Monetary Policy

The Index ascended to new all-time highs, led by the U.S., Japan and a European trio comprised of the UK, Germany and France. While the market stood at all-time highs at the end of October 2019, the last 12 months were defined by heightened volatility.

The year 2018 came to a close with a sharp increase in volatility resulting in a deep decline. Overhangs included fears of economic recession driven by slowing economic data, U.S. Federal Reserve (“Fed”) rate hikes, heightened trade tensions between the U.S. and China and an inverted yield curve. The year 2019 began by reversing that trend with sequential, positive quarters and culminated in a positive October 2019 that has allowed the Index to reach all-time highs.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Cognizant of weak economic data points, the Fed followed the lead of other central banks by implementing a total of three federal funds rate cuts to support economic growth. Tensions and recession fears dissipated as monetary easing and accommodative policies were implemented around the world. In addition, trade tensions between the U.S. and China simmered down as both sides made progress in talks. Through it all, U.S. stocks continue to be the bright spot and led the Index to all-time highs. The real estate, utilities and information technology sectors were top performers, delivering a greater than 20% return for the period, while the energy sector was the sole negative performer, returning -9%.

Sector Allocation and Stock Selection Benefited Fund Performance

The fund outperformed the Index for the 12-month reporting period, supported by the overall effects of advantageous stock selection. On a regional basis, the portfolio’s overweight in the U.S., Switzerland, the Netherlands and France, along with its underweight in Japan, proved beneficial to relative results.

The portfolio’s strategic overweight in the information technology sector, along with selectively focused stock selection, drove outperformance. In particular, Microsoft, ASML Holding and Texas Instruments delivered strong returns during the period. The selectively focused stock selection in the equal-weighed communication services sector also added value to results, as Facebook and Alphabet, two of the portfolio’s top 10 holdings, reported earnings that reaffirmed their leadership in digital advertising. Our largest regional overweight added value to the portfolio, as French consumer discretionary issue LVMH Moët Hennessy Louis Vuitton demonstrated strong growth in key segments and across Asia-Pacific. In the financials and health care sectors, the combined impact of stock selection and sector allocation contributed positively to results. The largest positive contributors to the fund’s performance included Microsoft, Facebook, L’Oréal, LVMH Moët Hennessy Louis Vuitton and ASML Holding.

The fund’s strategic underweight to the real estate and utilities sectors was detrimental to results, as they were the two top-performing sectors for the period. Representing the portfolio’s largest sector overweight allocation, consumer staples delivered poor returns as a result of disadvantageous stock selection. The concentrated exposure in tobacco stocks was detrimental to results during a period of weak sales and heightened regulatory scrutiny of tobacco products. The industrials sector was the portfolio’s largest underweight allocation. The largest detractors from the period’s results included Altria Group, Philip Morris International, Exxon Mobil, British American Tobacco and Fox.

With a Slowing Economy, a Continued Focus on Quality Companies

A slowing global economy is starting to adversely impact the U.S. market in our interconnected world. Supportive central banks continue to provide a favorable environment for investment and growth, but with multilateral trade wars, geopolitical tension and political stagnation in the U.S., the growth trajectory now has more hurdles to clear. As the decade-long economic expansion extends its run, and risks continue rising, we believe the markets will reward higher-quality companies that can both sustain growth and provide a defensive position against greater market volatility.

The fund’s investment approach focuses on such companies. Our strategy targets global industry leaders with solid balance sheets and strong pricing power that have the potential to consistently deliver revenue and earnings growth across business cycles. Furthermore, we aim to invest with seasoned management teams who have strong records of returning cash to shareholders and should be well-equipped to extend those records in difficult and volatile times, providing a potential ballast to the portfolio as market conditions change.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax-efficient than during periods of more stable market conditions and asset flows.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Worldwide Growth Fund, Inc. with a hypothetical investment of $10,000 in the MSCI World Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, and Class I shares of BNY Mellon Worldwide Growth Fund, Inc. on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Worldwide Growth Fund, Inc. with a hypothetical investment of $1,000,000 in the MSCI World Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Worldwide Growth Fund, Inc. on 10/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of funds Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7/15/93	10.69%	7.48%	9.81%
without sales charge	7/15/93	17.44%	8.76%	10.46%
Class C shares
with applicable redemption charge †	6/21/95	15.58%	7.96%	9.65%
without redemption	6/21/95	16.58%	7.96%	9.65%
Class I shares	3/4/96	17.71%	9.05%	10.75%
Class Y shares	7/1/13	17.80%	9.14%	10.79%††
MSCI World Index		12.69%	7.58%	9.48%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investors shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.82	$9.61	$4.54	$4.12
Ending value (after expenses)	$1,043.40	$1,039.60	$1,044.80	$1,045.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.75	$9.50	$4.48	$4.08
Ending value (after expenses)	$1,019.51	$1,015.78	$1,020.77	$1,021.17

†Expenses are equal to the fund‘s annualized expense ratio of 1.13% for Class A, 1.87% for Class C, .88% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.4%
Banks - 2.7%
JPMorgan Chase & Co.	155,125		19,378,215
Consumer Durables & Apparel - 6.2%
adidas	35,150		10,853,294
Hermes International	10,901		7,841,836
LVMH Moet Hennessy Louis Vuitton	61,275		26,140,053
			44,835,183
Consumer Services - 2.1%
McDonald's	78,675		15,475,372
Diversified Financials - 2.9%
BlackRock	35,350		16,321,095
S&P Global	17,125		4,418,079
			20,739,174
Energy - 5.6%
Chevron	154,725		17,969,761
Exxon Mobil	258,268		17,451,169
Total, ADR	104,600		5,505,098
			40,926,028
Food, Beverage & Tobacco - 14.8%
Altria Group	234,150		10,487,578
Anheuser-Busch InBev	54,750		4,398,955
Danone, ADR	406,025		6,699,412
Diageo, ADR	67,900		11,126,773
Nestle, ADR	212,455		22,766,678
PepsiCo	105,625		14,488,581
Philip Morris International	224,200		18,258,848
The Coca-Cola Company	346,350		18,851,830
			107,078,655
Health Care Equipment & Services - 3.6%
Abbott Laboratories	174,575		14,596,216
Intuitive Surgical	15,100	[a]	8,349,545
UnitedHealth Group	11,600		2,931,320
			25,877,081
Household & Personal Products - 5.3%
L'Oreal, ADR	569,400		33,247,266
The Estee Lauder Companies, Cl. A	28,100		5,234,187
			38,481,453
Insurance - 3.0%
AIA Group	747,300		7,481,631
Chubb	91,675		13,973,103
			21,454,734

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Materials - 2.0%
Air Liquide, ADR	405,665		10,782,576
Linde	18,125		3,595,094
			14,377,670
Media & Entertainment - 13.8%
Alphabet, Cl. C	19,505	[a]	24,578,445
Comcast, Cl. A	386,535		17,324,499
Facebook, Cl. A	198,950	[a]	38,128,767
Nintendo	20,000		7,152,514
The Walt Disney Company	96,886		12,587,429
			99,771,654
Pharmaceuticals Biotechnology & Life Sciences - 7.2%
AbbVie	128,175		10,196,321
Johnson & Johnson	46,225		6,103,549
Novo Nordisk, ADR	271,400	[b]	14,986,708
Roche Holding, ADR	563,500	[b]	21,198,870
			52,485,448
Retailing - 2.5%
Alibaba Group Holding, ADR	45,000	[a]	7,950,150
Amazon.com	5,700	[a]	10,126,962
			18,077,112
Semiconductors & Semiconductor Equipment - 6.8%
ASML Holding	79,200	[b]	20,748,024
Infineon Technologies	193,050		3,741,634
Texas Instruments	213,625		25,205,614
			49,695,272
Software & Services - 11.0%
Microsoft	358,305		51,370,188
Visa, Cl. A	157,875	[b]	28,237,522
			79,607,710
Technology Hardware & Equipment - 6.0%
Apple	174,660		43,448,422
Transportation - 3.9%
Canadian Pacific Railway	79,625		18,099,559
Union Pacific	59,975		9,923,464
			28,023,023
Total Common Stocks (cost $271,626,572)			719,732,206

STATEMENT OF INVESTMENTS (continued)

	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,110,779)	1.79	3,110,779	[c]	3,110,779
Total Investments (cost $274,737,351)		99.8%		722,842,985
Cash and Receivables (Net)		.2%		1,296,545
Net Assets		100.0%		724,139,530

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $39,709,581 and the value of the collateral was $40,573,231, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.9
Consumer Staples	20.1
Communication Services	13.8
Consumer Discretionary	10.8
Health Care	10.8
Financials	8.5
Energy	5.6
Industrials	3.9
Materials	2.0
Investment Companies	.4
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	978,253	77,393,315	75,260,789	3,110,779.4		46,709
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	11,850	13,168,484	13,180,334	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	94,300,444	94,300,444	-	-	-
Total	990,103	184,862,243	182,741,567	3,110,779.4		46,709

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $39,709,581)—Note 1(c):
Unaffiliated issuers	271,626,572	719,732,206
Affiliated issuers	3,110,779	3,110,779
Cash denominated in foreign currency	53,886	53,979
Tax reclaim receivable		1,165,007
Receivable for shares of Common Stock subscribed		759,875
Dividends, interest and securities lending income receivable		435,940
Prepaid expenses		50,605
		725,308,391
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		621,627
Payable for shares of Common Stock redeemed		382,099
Directors fees and expenses payable		3,733
Other accrued expenses		161,402
		1,168,861
Net Assets ($)		724,139,530
Composition of Net Assets ($):
Paid-in capital		226,003,737
Total distributable earnings (loss)		498,135,793
Net Assets ($)		724,139,530

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	511,018,524	36,014,230	152,806,151	24,300,625
Shares Outstanding	9,460,936	773,072	2,809,777	447,309
Net Asset Value Per Share ($)	54.01	46.59	54.38	54.33

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $826,117 foreign taxes withheld at source):
Unaffiliated issuers	13,966,770
Affiliated issuers	46,709
Income from securities lending—Note 1(c)	44,586
Total Income	14,058,065
Expenses:
Management fee—Note 3(a)	5,099,225
Shareholder servicing costs—Note 3(c)	1,902,884
Distribution fees—Note 3(b)	282,194
Professional fees	80,457
Registration fees	77,255
Directors’ fees and expenses—Note 3(d)	55,963
Custodian fees—Note 3(c)	43,778
Prospectus and shareholders’ reports	39,303
Loan commitment fees—Note 2	16,389
Interest expense—Note 2	153
Miscellaneous	23,182
Total Expenses	7,620,783
Investment Income—Net	6,437,282
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	50,397,595
Net realized gain (loss) on forward foreign currency exchange contracts	(14,621)
Net Realized Gain (Loss)	50,382,974
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	57,721,683
Net Realized and Unrealized Gain (Loss) on Investments	108,104,657
Net Increase in Net Assets Resulting from Operations	114,541,939

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	6,437,282	7,596,319
Net realized gain (loss) on investments	50,382,974	60,440,094
Net change in unrealized appreciation (depreciation) on investments	57,721,683	(57,348,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	114,541,939	10,687,519
Distributions ($):
Distributions to shareholders:
Class A	(46,736,735)	(55,137,058)
Class C	(2,111,528)	(3,123,342)
Class I	(14,488,026)	(18,702,458)
Class Y	(3,580,808)	(4,469,254)
Total Distributions	(66,917,097)	(81,432,112)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	30,553,642	44,391,281
Class C	1,589,069	1,919,579
Class I	38,776,097	27,799,367
Class Y	7,894,543	15,022,891
Net assets received in connection with reorganization—Note 1	127,215,022	-
Distributions reinvested:
Class A	41,763,973	48,931,903
Class C	1,807,848	2,735,801
Class I	13,095,391	17,160,257
Class Y	3,558,511	4,405,077
Cost of shares redeemed:
Class A	(72,955,205)	(70,806,918)
Class C	(22,960,416)	(29,704,653)
Class I	(58,023,576)	(50,292,271)
Class Y	(19,131,695)	(17,964,590)
Increase (Decrease) in Net Assets from Capital Stock Transactions	93,183,204	(6,402,276)
Total Increase (Decrease) in Net Assets	140,808,046	(77,146,869)
Net Assets ($):
Beginning of Period	583,331,484	660,478,353
End of Period	724,139,530	583,331,484

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	626,170	781,982
Shares issued in connection with reorganization—Note 1	1,591,111	-
Shares issued for distributions reinvested	910,363	911,303
Shares redeemed	(1,481,775)	(1,309,188)
Net Increase (Decrease) in Shares Outstanding	1,645,869	384,097
Class Ca
Shares sold	38,289	40,226
Shares issued in connection with reorganization—Note 1	862,662	-
Shares issued for distributions reinvested	45,757	57,869
Shares redeemed	(554,064)	(575,993)
Net Increase (Decrease) in Shares Outstanding	392,644	(477,898)
Class Ia
Shares sold	771,298	509,589
Shares issued in connection with reorganization—Note 1	514,654	-
Shares issued for distributions reinvested	283,184	317,764
Shares redeemed	(1,181,011)	(926,567)
Net Increase (Decrease) in Shares Outstanding	388,125	(99,214)
Class Y
Shares sold	156,714	275,038
Shares issued for distributions reinvested	77,236	81,656
Shares redeemed	(407,879)	(328,548)
Net Increase (Decrease) in Shares Outstanding	(173,929)	28,146

[a]During the period ended October 31, 2019, 3,288 Class C shares representing $143,982 were automatically converted for 2,858 Class A shares and during the period ended October 31, 2018, 130 Class A shares representing $6,953 were exchanged for 129 Class I shares and 45,305 Class C shares representing $2,411,295 were automatically converted for 40,342 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	52.03	58.28	50.01	54.03	55.33
Investment Operations:
Investment income—net[a]	.47	.62	.63	.69	.86
Net realized and unrealized gain (loss) on investments	7.48	.28	11.50	(.68)	(.09)
Total from Investment Operations	7.95	.90	12.13	.01	.77
Distributions:
Dividends from investment income—net	(.50)	(.63)	(.59)	(.68)	(.89)
Dividends from net realized gain on investments	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)
Total Distributions	(5.97)	(7.15)	(3.86)	(4.03)	(2.07)
Net asset value, end of period	54.01	52.03	58.28	50.01	54.03
Total Return (%)[b]	17.44	1.25	25.88	.20	1.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.17	1.18	1.19	1.17
Ratio of net expenses to average net assets	1.14	1.17	1.18	1.19	1.17
Ratio of net investment income to average net assets	.92	1.14	1.18	1.39	1.59
Portfolio Turnover Rate	4.06	4.52	7.36	5.51	5.38
Net Assets, end of period ($ x 1,000)	511,019	406,634	433,075	385,324	436,507

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	45.68	51.91	44.90	48.93	50.33
Investment Operations:
Investment income—net[a]	.10	.17	.24	.30	.42
Net realized and unrealized gain (loss) on investments	6.44	.30	10.24	(.63)	(.10)
Total from Investment Operations	6.54	.47	10.48	(.33)	.32
Distributions:
Dividends from investment income—net	(.16)	(.18)	(.20)	(.35)	(.54)
Dividends from net realized gain on investments	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)
Total Distributions	(5.63)	(6.70)	(3.47)	(3.70)	(1.72)
Net asset value, end of period	46.59	45.68	51.91	44.90	48.93
Total Return (%)[b]	16.58	.51	24.95	(.54)	.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89	1.90	1.92	1.93	1.91
Ratio of net expenses to average net assets	1.89	1.90	1.92	1.93	1.91
Ratio of net investment income to average net assets	.22	.35	.51	.66	.86
Portfolio Turnover Rate	4.06	4.52	7.36	5.51	5.38
Net Assets, end of period ($ x 1,000)	36,014	17,377	44,556	51,906	63,848

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	52.37	58.72	50.46	54.48	55.78
Investment Operations:
Investment income—net[a]	.60	.77	.77	.84	1.01
Net realized and unrealized gain (loss) on investments	7.53	.29	11.59	(.69)	(.09)
Total from Investment Operations	8.13	1.06	12.36	.15	.92
Distributions:
Dividends from investment income—net	(.65)	(.89)	(.83)	(.82)	(1.04)
Dividends from net realized gain on investments	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)
Total Distributions	(6.12)	(7.41)	(4.10)	(4.17)	(2.22)
Net asset value, end of period	54.38	52.37	58.72	50.46	54.48
Total Return (%)	17.71	1.54	26.21	.47	1.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.90	.91	.92	.90
Ratio of net expenses to average net assets	.89	.90	.91	.92	.90
Ratio of net investment income to average net assets	1.18	1.40	1.44	1.66	1.85
Portfolio Turnover Rate	4.06	4.52	7.36	5.51	5.38
Net Assets, end of period ($ x 1,000)	152,806	126,814	148,024	120,150	141,850

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended October 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	52.33	58.71	50.49	54.52	55.81
Investment Operations:
Investment income—net[a]	.62	.82	.85	.69	.97
Net realized and unrealized gain (loss) on investments	7.54	.29	11.55	(.51)	(.01)
Total from Investment Operations	8.16	1.11	12.40	.18	.96
Distributions:
Dividends from investment income—net	(.69)	(.97)	(.91)	(.86)	(1.07)
Dividends from net realized gain on investments	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)
Total Distributions	(6.16)	(7.49)	(4.18)	(4.21)	(2.25)
Net asset value, end of period	54.33	52.33	58.71	50.49	54.52
Total Return (%)	17.80	1.61	26.32	.56	1.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.82	.82	.86	.84
Ratio of net expenses to average net assets	.81	.82	.82	.86	.84
Ratio of net investment income to average net assets	1.26	1.50	1.59	1.41	1.74
Portfolio Turnover Rate	4.06	4.52	7.36	5.51	5.38
Net Assets, end of period ($ x 1,000)	24,301	32,507	34,823	28,522	4,581

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

As of the close of business on December 14, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors (the “Board”) and The Dreyfus/Laurel Funds, Inc.’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Core Equity Fund’s, a series of The Dreyfus/Laurel Funds, Inc., Class A, Class C and Class I shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C and Class I of Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Core Equity Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Core Equity Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on December 14, 2018, after the reorganization was $44.55 for Class A, $38.56 for Class C and $44.82 for Class I, and a total of 1,591,111 Class A, 862,662 Class C and 514,654 Class I shares were issued to shareholders of Dreyfus Core Equity Fund’s Class A, Class C and Class I shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus Core Equity Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus Core Equity Fund	67,669,934	127,215,022
BNY Mellon Worldwide Growth Fund, Inc.	289,457,101	544,818,731

Assuming the merger had been completed on November 1, 2018, the fund’s pro forma results in the Statement of Operations during the period ended October 31, 2019 would be as follows:

Net investment income	$6,533,547
Net realized and unrealized gain (loss) on investments	$94,170,406[2]
Net increase (decrease) in net assets resulting from operations	$100,703,953

1 $6,437,282 as reported in the Statement of Operations, plus $96,265 Dreyfus Core Equity Fund, pre-merger.

2 $108,104,657 as reported in the Statement of Operations plus ($13,934,231) Dreyfus Core Equity Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of Dreyfus Core Equity Fund that have been included in the fund’s Statement of Operations since December 14, 2018.

Effective June 3, 2019, the fund changed its name from Dreyfus Worldwide Growth Fund to BNY Mellon Worldwide Growth Fund, Inc. and was reclassified as a standalone fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency

NOTES TO FINANCIAL STATEMENTS (continued)

costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

NOTES TO FINANCIAL STATEMENTS (continued)

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	719,732,206	-	-	719,732,206
Investment Companies	3,110,779	-	-	3,110,779

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $8,858 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,367,779, undistributed capital gains $48,667,520 and unrealized appreciation $448,100,494.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $6,706,048 and $7,882,374, and long-term capital gains $60,211,049 and $73,549,738, respectively.

During the period ended October 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for wash sales from fund merger, the fund decreased total distributable earnings (loss) by $1,448 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The

Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2019 was approximately $9,320 with a related weighted average annualized interest rate of 1.64%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended October 31, 2019, the Distributor retained $15,793 from commissions earned on sales of the fund’s Class A shares and $594 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $282,194 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2019, Class A and Class C shares were charged $1,194,351 and $94,065, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $103,551 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $43,778 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $452,772, Distribution Plan fees of $22,663, Shareholder Services Plan fees of $114,308, custodian fees of $10,000, Chief Compliance Officer fees of $4,504 and transfer agency fees of $17,380.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended October 31, 2019, amounted to $27,374,887 and $121,285,002, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2019, there was no forward contracts outstanding.

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Forward contracts	4,818

At October 31, 2019, the cost of investments for federal income tax purposes was $274,737,436; accordingly, accumulated net unrealized appreciation on investments was $448,105,549, consisting of $451,482,656 gross unrealized appreciation and $3,377,107 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Worldwide Growth Fund, Inc. (formerly, Dreyfus Worldwide Growth Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Worldwide Growth Fund, Inc. (the “Fund”) (formerly, Dreyfus Worldwide Growth Fund), including the statements of investments and investments in affiliated issuers, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,706,048 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund also hereby reports $.0096 per share as a short-term capital gain distribution and $5.4620 per share as a long-term capital gain distribution paid on December 13, 2018.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on August 6, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one- and ten-year periods when performance was above the Performance Group and Performance Universe medians and the four-year period when performance was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above or near the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group), the fund’s actual management fee was below the Expense Group median and at the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The

Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Peggy C. Davis (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

Nathan Leventhal (76)

Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

• Chairman of the Avery Fisher Artist Program, Lincoln Center (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, markets and distributes watches, Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Diane Dunst, Emeritus Board Member
Ernest Kafka, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0070AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,467 in 2018 and $48,798 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $22,384 in 2018 and $9,371 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,331 in 2018 and $3,675 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,907 in 2018 and $2,124 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 20, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)